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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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CYPRESS COMMUNICATIONS, INC.
Fifteen Piedmont Center, Suite 100
Atlanta, Georgia 30305

April 30, 2001

Dear Stockholder:

    You are cordially invited to attend the second annual meeting of stockholders of Cypress Communications, Inc. The meeting will be held on Tuesday, May 22, 2001 at 8:30 a.m., local time, at the Auditorium at Fourteen Piedmont Center, Atlanta, Georgia.

    The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the company's affairs by voting on the matters described in this proxy statement. We hope that you will be able to attend the meeting.

    Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible or vote by calling the toll-free telephone number or via the Internet. The enclosed proxy card contains instructions regarding all three methods of voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

    We look forward to seeing you at the meeting.

                      Sincerely,

                      W. FRANK BLOUNT
                      Chairman and Chief Executive Officer

CYPRESS COMMUNICATIONS, INC.
Fifteen Piedmont Center, Suite 100
Atlanta, Georgia 30305

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2001

    The 2001 annual meeting of stockholders of Cypress Communications, Inc. will be held on Tuesday, May 22, 2001 at 8:30 a.m., local time, at the Auditorium at Fourteen Piedmont Center, Atlanta, Georgia. At the meeting, stockholders will vote upon the following proposals:

  1.
  To elect three Class II directors to serve until the 2004 annual meeting of stockholders.

  2.
  To consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements thereof.

    You may vote if you are a stockholder of record as of the close of business on March 30, 2001. If you do not plan to attend the meeting and vote your shares of common stock in person, please vote in one of the following ways:

  •
  Use the toll-free telephone number shown on the proxy card;

  •
  Go to the website address shown on the proxy card and vote over the Internet; or

  •
  Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

    Any proxy may be revoked at any time prior to its exercise at the annual meeting.

                      By Order of the Board of Directors

                      ROBERT W. MCCARTHY
                       Secretary

April 30, 2001

AUDIT COMMITTEE CHARTER	Appendix A

i

April 30, 2001

CYPRESS COMMUNICATIONS, INC.
Fifteen Piedmont Center, Suite 100
Atlanta, Georgia 30305

PROXY STATEMENT

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cypress Communications, Inc. for use at the 2001 annual meeting of stockholders to be held on Tuesday, May 22, 2001 at 8:30 a.m., local time, at the Auditorium at Fourteen Piedmont Center, Atlanta, Georgia, and at any adjournments or postponements of the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

    At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting, including the election of three directors and any other matters that may properly come before the meeting.

Who is entitled to vote?

    All stockholders of record of Cypress Communications' common stock at the close of business on March 30, 2001, which is referred to as the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock held by them on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Who can attend the meeting?

    All stockholders of record of Cypress Communications' common stock at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting.

How many shares must be represented at the meeting in order to hold the meeting?

    The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting. As of the record date, there were 49,233,062 shares of common stock outstanding and entitled to vote at the annual meeting. Shares that reflect abstentions or "broker non-votes," if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting. "Broker non-votes" are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Under the rules of certain self regulatory organizations, brokers and other nominees do not have discretionary voting power to vote such shares on non-routine matters without specific voting instructions from the beneficial owners of the shares.

How do I vote?

    If your shares of common stock are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your shares voted.

    If you hold your shares of common stock in your own name as a holder of record, you may vote in person at the annual meeting or instruct the proxy holders named in the enclosed proxy card how to vote your shares by:

  •
  using the toll-free telephone number shown on the proxy card;

  •
  going to the website address shown on the proxy card and voting over the Internet; or

  •
  marking, signing, dating and returning the proxy card in the postage-paid envelope that we have provided to you. Please note that if you vote by telephone or over the Internet, you do not need to return your proxy card.

Will other matters be voted on at the annual meeting?

    We are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

    You may revoke your proxy at any time before it has been exercised by:

  •
  filing a written revocation with the Secretary of Cypress Communications at the address set forth below;

  •
  filing a duly executed proxy bearing a later date; or

  •
  appearing in person and voting by ballot at the annual meeting.

    Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

    Our 2000 annual report, including financial statements for the fiscal year ended December 31, 2000, is being mailed to stockholders concurrently with this proxy statement. The annual report, however, is not part of the proxy solicitation material. A copy of our annual report filed with the Securities and Exchange Commission (the "SEC") on Form 10-K, including the financial statements and the financial statement schedules, may be obtained without charge by:

  •
  writing to the Secretary of Cypress Communications at the following address: Fifteen Piedmont Center, Suite 100, Atlanta, Georgia 30305; or

  •
  accessing the EDGAR database at the SEC's website at www.sec.gov.

    You may also obtain copies of our Form 10-K from the SEC at prescribed rates by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the SEC's public reference rooms.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

    The Board of Directors currently consists of nine members who are divided into three classes. At the annual meeting, three Class II directors will be elected to serve until the 2004 annual meeting and until their successors are duly elected and qualified.

    The Board of Directors has nominated Laurence S. Grafstein, Randall A. Hack and P. Eric Yopes to serve as the Class II directors. All of the nominees are currently serving as directors of Cypress Communications. The Board of Directors anticipates that the nominees will continue to serve, if elected, as directors. However, if any of the nominees should be unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of our bylaws. See "Other Matters—Stockholder Proposals" for a summary of these requirements.

Vote Required

    Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the three nominees receiving the highest number of "yes votes" will be elected as directors. Votes may be cast FOR or WITHHELD FROM each nominee. Votes cast FOR the nominees will count as "yes votes"; votes that are WITHHELD FROM the nominees will be excluded entirely from the vote and will have no effect.

    Furthermore, if you hold your shares of common stock in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will be excluded entirely from the vote and will have no effect. If, however, your shares are held by a broker, bank or other nominee (i.e., in "street name") and you fail to give instructions as to how you want your shares voted, the broker, bank or other nominee may vote the shares in their own discretion.

Recommendation

    The Board of Directors unanimously recommends a vote FOR the nominees.

Information Regarding Nominees, Other Directors and Executive Officers

    The following biographical descriptions set forth certain information with respect to the three nominees for re-election as directors at the annual meeting, the incumbent directors who are not up for election at this annual meeting and the executive officers who are not directors. This information has been furnished by the respective individuals. The following information is as of April 1, 2001:

Nominees for Election as Directors—Term Expiring 2004

    Laurence S. Grafstein has served as a director and a member of the Audit Committee of the Board of Directors since November 1999. Mr. Grafstein is Managing Director and co-founder of Gramercy Communications Partners, Inc., a private equity firm specializing in telecommunications investments. From February 1996 to May 1999, Mr. Grafstein was a Managing Director and head of the global telecommunications investment banking practice at Credit Suisse First Boston, a global investment bank. From February 1994 to February 1996, Mr. Grafstein was a Managing Director of Wasserstein Perella & Co., a global investment bank. Mr. Grafstein received a Bachelor of Arts degree from Harvard University, a Master of Philosophy degree from Balliol College of Oxford University, where he was a Rhodes Scholar and president of the Oxford Union Society, and an JD from the University of Toronto Law School. Mr. Grafstein is a director of Z-Tel Technologies, Inc. and Mortgage IT. He has been a director of North American Telecommunications Corp. since October of 1999. In February 2001, North American Telecommunications Corp. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. He is 40 years old.

    Randall A. Hack has served as a director and a member of the Audit Committee of the Board of Directors since November 1999. He is a Senior Managing Director of Nassau Capital. From 1990 to 1995, Mr. Hack served as President and Chief Executive Officer of the Princeton University Investment Company, where he had overall management responsibility for Princeton's multi billion-dollar endowment of publicly traded securities and private investments. From 1988 to 1990, Mr. Hack was President and Chief Executive Officer of Capston Equities, and, from 1979 to 1988, he was President and Chief Executive Officer of Matrix Development Company, a commercial and industrial real estate development firm, which he founded. Mr. Hack received a Bachelor of Arts degree from Princeton University and a Master of Business Administration degree from Harvard University. He serves as a director of CompHealth Inc, Corporate Realty Investment Company L.L.C., Crown Castle International Corporation, OmniCell Technologies, Inc. and Vector esp Inc. He is 52 years old.

    P. Eric Yopes has served as a director since December 1999. Mr. Yopes is the Vice Chairman-Investments of Shorenstein Management, Inc. Mr. Yopes joined Shorenstein in 1984 and his responsibilities have encompassed all aspects of real estate investment, development, acquisitions/sales, finance, operations and leasing. He has served as senior operating executive and chief financial officer of Shorenstein. His current responsibilities include telecommunications and technology strategy and investment management. Mr. Yopes received a Bachelor of Arts degree from Yale University and a Juris Doctor degree from the University of Chicago. He is 48 years old.

Incumbent Directors—Term Expiring 2002

    R. Stanley Allen is a co-founder and a director of Cypress Communication and was recently named Vice Chairman, after serving as our Chief Executive Officer since August 1995. From August 1995 until September 1998, he also served as our President. From March 1994 to May 1996, Mr. Allen was President and Chief Executive Officer of Applied Video Technologies, Inc., a wireless cable and communications investment and development company. From 1991 to 1994, Mr. Allen was President of American Quality Cable Corporation, a wireless cable television operator. Mr. Allen has also held positions as Manager—Real Estate Consulting for Coopers & Lybrand and Analyst for Wellington Real Estate, an affiliate of Boston-based Wellington Management Company. Mr. Allen was a Director for Wireless Cable of Atlanta before its acquisition by BellSouth in 1997 and was also a Director for the Wireless Cable Association. Mr. Allen received a Bachelor of Arts degree in Economics and a Master of Business Administration degree from the University of Virginia. He is 42 years old.

    W. Frank Blount was named our new Chairman and Chief Executive Officer in June 2000 and has served as a director since that time. From January 1992 until his retirement in March 1999, Mr. Blount served as Chief Executive Officer of Telstra Communications Corporation, Australia's principal telecommunications company. Prior to joining Telstra, he served in various executive positions for AT&T, including Group President of the Communications Products Group and President of the Network Operations Group. Mr. Blount currently serves as a director of Hanson's UK, Alcatel USA and Alcatel France, Entergy Corporation, Adtran, Inc. and Caterpillar, Inc. Mr. Blount received a Bachelor of Science degree from the Georgia Institute of Technology, a Master of Business Administration degree from Georgia State University and a Master of Science in Management degree from the Massachusetts Institute of Technology, as a Sloan Fellow. He is 61 years old.

    John C. Halsted has served as a director since October 1998 and as a member of the Compensation Committee and Audit Committee of the Board of Directors since November 1999. Mr. Halsted serves as Senior Vice President of Beacon Capital Partners, Inc. and Chief Investment Officer of Beacon Venture Partners, Beacon Capital's venture capital subsidiary. From 1993 to 1997, Mr. Halsted was Vice

President at Harvard Private Capital Group. From 1991 to 1993, Mr. Halsted was an Associate with Simmons & Company, an investment banking firm in Houston, Texas. Mr. Halsted received a Master of Business Administration degree from The Harvard Business School and a Bachelor of Arts degree in Economics from The University of California at Berkeley. He is 35 years old.

Incumbent Directors—Term Expiring 2003

    Ward C. Bourdeaux, Jr. is a co-founder of Cypress Communications and has served as our Executive Vice President and a director since August 1995. From January 1993 to April 1995, Mr. Bourdeaux served as Director of Development for RealCom Office Communications, where he was responsible for identifying new building and market opportunities and entering into new license agreements on a national basis, and for the renewal of existing agreements nationally. Prior to that, he spent over nine years in the commercial real estate industry with Cushman & Wakefield and Carter & Associates. Mr. Bourdeaux received a Bachelor of Arts degree in Communications from the University of Alabama. He is 42 years old.

    William P. Egan has served as a director since February 1997 and a member of the Compensation Committee of the Board of Directors since November 1999. Mr. Egan is a founding partner of Burr, Egan, Deleage & Co. and Alta Communications, an affiliated firm. For over twenty years, Mr. Egan has invested in a wide variety of companies in the information technology, life sciences and communications industries. He is a past President and Chairman of the National Venture Capital Association. Mr. Egan received a Bachelor of Arts degree from Fairfield University and a Master of Business Administration degree from the Wharton School of the University of Pennsylvania. He serves as a director of Cephalon, Inc. He is 54 years old.

    Jeffrey H. Schutz has served as a director since November 1996 and as a member of the Compensation Committee of the Board of Directors since November 1999. Mr. Schutz is a managing director of Centennial Ventures, a venture capital firm based in Denver, Colorado that focuses on electronic communications companies. Since 1981, Centennial has invested more than $700 million in pioneering entrepreneurial ventures in communications networks, services and technologies. Mr. Schutz received an AB in Economics from Middlebury College and a Master of Business Administration degree from the Colgate Darden Graduate School of Business Administration at the University of Virginia. Mr. Schutz is a director of Evolution Networks, Inc., Broadband Services, Inc. and Ecrix Corporation. He is 49 years old.

Executive Officers Who Are Not Directors

    Jeffrey D. Bell has served as our Vice President of Operations and Engineering since January 2001. Prior to that, Mr. Bell served as Director of Field Operations and Engineering from February 2000 to January 2001. From March of 1998 to October 1999, Mr. Bell was the General Manager and President of USCarrier, an Integrated Service Provider located in Atlanta, Georgia, offering retail and wholesale services throughout the Southeast. Prior to joining USCarrier, Mr. Bell was a Regional Manager for e.spire (formerly ACSI) managing a 16 state region for wholesale services from 1996 to 1998. From 1994 to 1996, Mr. Bell served as the Assistant General Manager at PalmettoNet, Inc, a regional carrier's carrier located in the Southeast. From 1990 to 1994, Mr. Bell held various positions at Hargray Telephone Company, an incumbent local exchange carrier, operating in South Carolina. Mr. Bell is a former Special Agent for the United States Government and received an Honorable Discharge from the United States Marine Corps. Mr. Bell is a graduate of The Citadel. He is 34 years old.

    Barry L. Boniface served as a director from November 2000 to April 2001. From November 2000 to January 2001, Mr. Boniface served as Executive Vice President of Network, Product Management and Technology of Cypress Communications, Inc. and as our Chief Financial Officer from October 1998 through October 2000. From September 1994 to October 1998, Mr. Boniface was Executive Director of

Corporate Development for BellSouth Corporation, where he was responsible for domestic and international mergers, acquisitions, divestitures and other strategic transactions. Mr. Boniface's activities principally involved BellSouth's domestic and international wireless telephone services and competitive local telephone activities. Prior to that, Mr. Boniface was a principal in Berkshire Partners, Inc., a merchant banking firm based in Dallas, Texas. He has also held the positions of Chief Operating Officer for Global Business Acceleration, Inc., an early stage software development company, and Vice President in the Corporate Finance Department at Principal Financial Securities, Inc., an investment banking firm. Mr. Boniface received a Bachelor of Business Administration degree in Management Information Systems from Southern Methodist University and a Master of Business Administration degree from the Goizueta Business School at Emory University. He is 39 years old.

    Steve W. Dils has served as our Vice President of Sales, Marketing and Customer Service since November 2000. He served as Managing Director of Corporate Development for Cypress Communications from February 2000 to November 2000. From 1990 to 2000, Mr. Dils was a Director of Leasing at PC Associates. Prior to that, he played professional football as quarterback for the Atlanta Falcons, Los Angeles Rams and the Minnesota Vikings. Mr. Dils received a Bachelor of Arts degree in Economics from Stanford University. He is 45 years old.

    Robert W. McCarthy has served as our Executive Vice President and Chief Financial Officer since November 2000, and has served as our General Counsel since December 1999. From August 1996 until December 1999, Mr. McCarthy was a General Attorney at BellSouth Corporation, where he specialized in domestic and international mergers and acquisitions and joint venture transactions. Prior to that, he was a partner in the Atlanta offices of Hunton & Williams, where he specialized in mergers and acquisitions, joint ventures and venture capital transactions. Mr. McCarthy received a Bachelor of Arts degree in Political Science and a law degree from the University of North Carolina at Chapel Hill. He is 39 years old.

Board of Directors and Committees

    Cypress Communications is managed by a nine member board of directors, six of whom are independent of management. The Board of Directors is divided into three classes, and the members of each class of directors serve for staggered three-year terms. The Board is composed of three Class I Directors (Messrs. Bourdeaux, Egan and Schutz), three Class II Directors (Messrs. Grafstein, Hack and Yopes) and three Class III Directors (Messrs. Allen, Blount and Halsted). The terms of the Class I and Class III directors will expire upon the election and qualification of directors at the annual meetings of stockholders held in 2003 and 2002, respectively. At each annual meeting of stockholders, directors will be re-elected or elected for a full term of three years to succeed those directors whose terms are expiring.

    The Board of Directors met 5 times in 2000. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings of all committees of the Board of Directors on which the director served (during the periods that he served).

    Audit Committee.  The Board of Directors established an Audit Committee currently consisting of Messrs. Hack, Halsted and Grafstein. The Audit Committee is responsible for making recommendations to the Board of Directors concerning the engagement of independent public accountants, reviewing the scope and results of the audit engagement with the independent public accountants, reviewing the independence of the independent public accountants, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls. The Audit Committee was established by the Board of Directors in November 1999. The Audit Committee met 4 times in 2000. The report of the Audit Committee is included on page 17 of this Proxy Statement.

    Compensation Committee.  The Board of Directors also established a Compensation Committee currently consisting of Messrs. Egan, Halsted and Schutz. The Compensation Committee exercises all powers of the Board of Directors in connection with the compensation of executive officers, including incentive compensation and benefit plans. The Compensation Committee also has authority to grant awards under the 2000 Stock Option and Incentive Plan. The Compensation Committee was established by the Board of Directors in November 1999. The Compensation Committee met 3 times in 2000.

    Cypress Communications does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

    The Board of Directors may establish, from time to time, other committees to facilitate the management of our business.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

    Directors of Cypress Communications who are also employees receive no additional compensation for their services as directors. In 2000, non-employee directors were compensated as follows: $5,000 annual fee, $1,000 for each board meeting attended in person and $500 for each committee meeting and for each board meeting attended by telephone. Non-employee directors are also eligible to participate in our 2000 Stock Option and Incentive Plan at the discretion of the full Board of Directors.

    At the December 21, 2000 meeting of the Compensation Committee of the Board of Directors, the Compensation Committee approved to eliminate Director compensation during fiscal year 2001.

Executive Compensation

    Summary Compensation Table.  The following table sets forth in summary form the compensation paid during fiscal years 1999 and 2000 to our Chief Executive Officer and the four other most highly compensated executive officers whose total salary and bonus exceeded $100,000 in 2000.

Summary Compensation Table

		Annual Compensation			Long-term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus		Securities Underlying Options	Restricted Stock Awards
W. Frank Blount Chairman and Chief Executive Officer	2000	$350,000	$600,000	(1)	1,000,000	$3,000,000	(2)
R. Stanley Allen Vice Chairman	2000 1999	200,000 165,000	100,000 88,500		0 243,000	0 0
Barry L. Boniface Executive Vice President	2000 1999	185,682 145,000	0 105,000		50,000 297,000	0 0
Ward C. Bourdeaux, Jr. Executive Vice President	2000 1999	180,416 135,000	180,000 195,954		0 369,000	0 0
Robert W. McCarthy Executive Vice President, Chief Financial Officer, General Counsel and Secretary	2000	161,886	100,000		40,000	0

(1)
Mr. Blount received a signing bonus of $600,000 on May 31, 2000. Mr. Blount elected not to be considered for a performance-based bonus during fiscal year 2000.

(2)
The value of Mr. Blount's restricted stock award was determined based on the closing sales price reported by the Nasdaq National Market on May 31, 2000, the grant date. As of December 29, 2000, the value of the restricted stock award was $453,100. The restricted stock is subject to certain restrictions on transfer prior to vesting. The restricted stock will vest (i) on May 30, 2005, if Mr. Blount remains employed by Cypress Communications until that date, (ii) upon a change in control of Cypress Communications, as described in the 2000 Stock Option and Incentive Plan, or (iii) the termination of Mr. Blount's employment with Cypress Communications due to Mr. Blount's death, disability or otherwise without cause, in each case as described in the 2000 Stock Option and Incentive Plan.

    Option Grants.  The following table sets forth information with respect to stock options granted to our executive officers listed on the Summary Compensation Table above during the fiscal year ended December 31, 2000.

Option Grants in Fiscal Year 2000

	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year(%)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Terms(2)
	Number of Securities underlying Options Granted(1) (#)
			Exercise Price Per Share	Expiration Date
Name					5%	10%
W. Frank Blount	1,000,000	31.3%	$6.00	05/30/10	$3,773,368	$9,562,455
R. Stanley Allen	0	0	n/a	n/a	n/a	n/a
Barry L. Boniface	50,000	1.5%	1.28	11/21/10	40,249	102,000
Ward C. Bourdeaux, Jr	0	0	n/a	n/a	n/a	n/a
Robert W. McCarthy	40,000	1.3%	1.28	11/21/10	32,199	81,600

(1)
The number of options granted in the fiscal year ended December 31, 2000 was 3,190,222. 666,250 of those options were granted under the 1997 Stock Option Plan. Those options expire ten years after the date of the grant and vest 20% upon the first anniversary of the date of grant and 5% each subsequent quarter measured from the first anniversary of the date of grant. 2,523,972 of those options were granted under the 2000 Stock Option and Incentive Plan. Those options expire ten years after the date of the grant and vest 25% upon the first anniversary of the date of grant and 6.25% each subsequent quarter measured from the first anniversary of the date of grant. All of the options fully vest upon a change of control.

(2)
Potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until expiration of the ten-year term. These numbers are calculated based on SEC requirements and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by multiplying the number of shares of common stock subject to a given option by the fair market value of the common stock on the date of grant, assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option and subtracting from that result the aggregate option exercise price. Actual realizable value, if any, will be dependent on the future price of the common stock on the actual date of exercise, which may be earlier than the stated expiration date.

    Option Exercises and Year-End Option Values.  On January 3, 2000, Mr. Boniface exercised options with respect to 51,057 shares of common stock of Cypress Communications. None of the other named executive officers exercised any of their stock options during the fiscal year ended December 31, 2000. The following table sets forth the number of shares covered by both exercisable and unexercisable options as of December 31, 2000 and the year-end value of exercisable and unexercisable options as of December 31, 2000 for the named executive officers.

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2000
					Value of Unexercised In the-Money Options at December 31, 2000(1)
	Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
W. Frank Blount	0	$0	0	1,000,000	$0	$0
R. Stanley Allen	0	0	405,475	334,640	0	0
Barry L. Boniface	51,057	813,338	114,975	436,326	0	0
Ward C. Bourdeaux, Jr.	0	0	430,675	435,440	0	0
Robert W. McCarthy	0	0	31,500	266,000	0	0

(1)
Aggregate market value of the shares covered by the options based on the December 29, 2000 closing stock price of $0.9062 per share, less the aggregate exercise price payable by the executive.

Compensation Committee Interlocks and Insider Participation

    The members of the Compensation Committee are Messrs. Egan, Halsted and Schutz. Mr. Egan is a general partner of Alta Communications, which purchased 263,158 shares of Series C preferred stock from Cypress Communications on October 8, 1999 for $5.0 million. These shares were automatically converted into 1,184,210 shares of common stock in connection with our initial public offering in February 2000. Mr. Halsted is an executive officer of Beacon Capital Partners, which purchased 342,105 shares of Series C preferred stock from Cypress Communications on October 8, 1999 for $6.5 million. These shares were automatically converted into 1,539,473 shares of common stock in connection with our initial public offering. Mr. Schutz is a general partner of Centennial Holdings V, L.P., the general partner of Centennial Fund V, L.P., which purchased 263,158 shares of Series C preferred stock from Cypress Communications on October 8, 1999 for $5.0 million. These shares were automatically converted into 1,184,210 shares of common stock in connection with our initial public offering, along with other shares held by Centennial Holdings V, L.P. and Centennial Entreprenuers V, L.P.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

    The Compensation Committee currently consists of Messrs. Egan, Halsted and Schutz, none of whom are employees of Cypress Communications. The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers and other senior level employees and administers the company's incentive compensation and benefit plans, including our 1997 Stock Option Plan, our 2000 Stock Option and Incentive Plan and our Employee Stock Purchase Plan.

Executive Compensation Program

    Compensation packages generally include base salary, performance-based bonuses and stock options. The salary and bonus components of the compensation of our executive officers are designed to work together to fulfill certain compensation objectives, including:

  •
  attracting and retaining well qualified executive officers who will enhance the performance of Cypress Communications;

  •
  rewarding management for the attainment of short and long-term objectives;

  •
  aligning the interests of management with those of the stockholders; and

  •
  relating executive compensation to Cypress Communications' financial performance and the achievement of corporate goals.

  Base Salaries

    Base salaries for executive officers were determined by reviewing previous base salary levels, base salaries paid by comparable companies to executives with similar responsibilities, individual performances and the overall performance of Cypress Communications. In establishing current base salaries, no specific weight was given to any of these factors because each of these factors was considered significant and the relevance of each factor varies depending on an officer's responsibilities.

  Performance-Based Bonuses

    The Compensation Committee believes that performance-based incentives that align the goals of individual executives with those of Cypress Communications and its stockholders are of key importance. Accordingly, a material portion of each executive officer's compensation is tied to a bonus compensation program that considers each such officer's achievements and the overall performance of Cypress Communications.

    In reviewing the incentive compensation of executive officers for 2000, the Compensation Committee took into consideration a number of achievements, including Cypress Communications' performance against the budget and business plan previously reviewed and approved by the Board of Directors.

  Stock Option Grants

    Each executive officer is also the holder of options that vest over time. These options are intended to directly align the interests of the executive officers with those of the stockholders and generally increase executive officers' equity interests in Cypress Communications, thereby providing the executives with the opportunity to share in the future value they are responsible for creating. The Compensation Committee also believes that the vesting aspect of these options promotes the retention of key executive officers.

Compensation of Chief Executive Officer

    In determining the compensation of the Chief Executive Officer for 2000, the Compensation Committee applied the same philosophy and procedures as were applied to the other executive officers. During 2000, Mr. Blount's compensation consisted of salary, signing bonus, stock option grants, and a restricted stock award. Mr. Blount's stock option grant, which vests over a four-year period, and restricted stock award, which vests over a five-year period, were made to align the interests of Mr. Blount with those of the stockholders and to provide incentive to build the company and to increase stockholder value.

Tax Deductibility of Compensation

    Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on Cypress Communications' tax return of compensation of over $1 million to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by Cypress Communications' stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is fully deductible for federal income tax purposes. However, the Compensation Committee may, from time to time, award compensation that may not constitute "performance-related" compensation if it believes that such awards would be in the best interests of the company. Cypress Communications did not pay any compensation during 2000 that would be subject to the Section 162(m) limits.

Submitted by the Compensation Committee of the Board of Directors:

  William P. Egan
  John C. Halsted
  Jeffrey H. Schutz

STOCK PERFORMANCE GRAPH

    Set forth below is a line graph, for the period starting with our initial public offering on February 10, 2000 and ending December 30, 2000, comparing the percentage change in the cumulative total shareholder return (assuming reinvestment of dividends) of our common stock with that of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Telecommunications Index. Prior to our initial public offering, there was no market for our common stock. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

COMPARISON OF 10 MONTH CUMULATIVE TOTAL RETURN*
AMONG CYPRESS COMMUNICATIONS, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND
THE NASDAQ TELECOMMUNICATIONS INDEX

    *$100 INVESTED ON 2/10/00 IN STOCK OR INDEX—INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

	Cumulative Total Return
	2/10/2000	3/31/2000	6/30/2000	9/29/2000	12/30/2000
Cypress Communications	100.0	144.12	42.65	15.62	5.33
Nasdaq Stock Market (U.S.)	100.0	102.74	89.33	82.20	55.03
Nasdaq Telecommunications	100.0	95.03	74.96	59.83	38.14

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth information regarding beneficial ownership of our common stock as of April 1, 2001. The percentage of beneficial ownership is based on 49,233,062 shares of our common stock outstanding as of such date. The table sets forth such information with respect to:

  •
  each stockholder who is known by us to beneficially own 5% or more of the common stock;

  •
  each of our directors;

  •
  each of our executive officers named in the Summary Compensation Table; and

  •
  all of our executive officers and directors as a group.

    Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of common stock beneficially owned by such stockholder.

    The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after February 1, 2001, through the exercise of any stock option or other right.

Beneficial Ownership Table

Name of Beneficial Owner(1)	Number of Shares Beneficially Owed	Percent Beneficially Owned
Centennial Holdings V, L.P.(2)	8,603,350	17.5%
Alta Communications, Inc.(3)	6,118,697	12.4
Beacon Capital Partners, Inc.(4)	4,351,972	8.8
Nassau Capital L.L.C.(5)	2,960,525	6.0
Gramercy Communications Partners, Inc.(6)	2,960,526	6.0
W. Frank Blount(7)	1,041,100	2.1
R. Stanley Allen(8)	1,159,557	2.3
Ward C. Bourdeaux, Jr.(9)	939,500	1.9
Barry L. Boniface(10)	257,130	*
Jeffrey H. Schutz(11)	1,400	*
William P. Egan(3)	6,188,697	12.4
John C. Halsted(4)	4,351,972	8.8
Randall A. Hack(5)	2,960,525	6.0
Laurence S. Grafstein(6)	2,960,526	6.0
P. Eric Yopes(12)	757,897	1.5
Robert W. McCarthy(13)	66,175	*
All directors and executive officers as a group (13 persons)(14)	20,741,027	41.2

*
Represents less than 1% of the outstanding shares of common stock.

(1)
The address of Centennial Holdings V, L.P. and Mr. Schutz is 1428 15th Street, Denver, CO 80202. The address of Alta Communications, Inc. and Mr. Egan is 200 Clarendon Street, 51st Floor, Boston, MA 02116. The address of Beacon Capital Partners, Inc. and Mr. Halsted is One Federal Street, 26th Floor, Boston, MA 02110. The address of Nassau Capital L.L.C. and Mr. Hack is 22 Chambers Street, Princeton, NJ 08542. The address of Gramercy Communications Partners, Inc. and Mr. Grafstein is 712 Fifth Avenue, 43rd Floor, New York, NY 10019.

(2)
Includes 8,391,625 shares of common stock beneficially owned by Centennial Fund V, L.P. and 211,725 shares of common stock beneficially owned by Centennial Entrepreneurs Fund V, L.P. Centennial Holdings V, L.P. is the general partner of both such funds and as such may be deemed to beneficially own shares held by such funds. Excludes 100,000 shares of common stock beneficially owned by Centennial Holdings I, LLC.

(3)
Represents shares of common stock beneficially owned by investment funds affiliated with Alta Communications, Inc., of which Mr. Egan is a general partner, including 5,981,903 shares of common stock beneficially owned by Alta Communications VI L.P. and 136,794 shares of common stock beneficially owned by Alta Comm S by S, LLC. Mr. Egan disclaims beneficial ownership of the shares of common stock held by these funds, except to the extent of his proportionate pecuniary interest in such funds.

(4)
Represents shares of common stock beneficially owned by entities affiliated with Beacon Capital Partners, Inc., of which Mr. Halsted is an executive officer, including 204,241 shares of common stock beneficially owned by Tenant Communications, Inc., 4,029,310 shares of common stock beneficially owned by Building Communications, LLC, each of which currently hold such shares in an affiliated voting trust, and 118,421 shares of common stock beneficially owned by Investor Communications LLC. Mr. Halsted disclaims beneficial ownership of the shares of common stock held by these funds, except to the extent of his proportionate pecuniary interest in such funds.

(5)
Represents shares of common stock beneficially owned by investment funds affiliated with Nassau Capital L.L.C., of which Mr. Hack is a member, including 2,914,145 shares of common stock beneficially owned by Nassau Capital Partners III L.P. and 46,380 shares of common stock beneficially owned by NAS Capital Partners I L.L.C. Mr. Hack disclaims beneficial ownership of the shares of common stock held by these funds, except to the extent of his proportionate pecuniary interest in such funds.

(6)
Represents shares of common stock beneficially owned by Gramercy Cypress LLC, an investment fund affiliated with Gramercy Communications Partners, Inc., of which Mr. Grafstein is a Managing Director. Mr. Grafstein disclaims beneficial ownership of the shares of common stock held by this fund, except to the extent of his proportionate pecuniary interest in such fund.

(7)
Includes 1,041,100 shares of restricted stock.

(8)
Includes 440,230 shares of common stock held by Mr. Allen subject to options exercisable as of February 1, 2001 or within 60 days thereafter and 10,500 shares of restricted stock.

(9)
Includes 471,730 shares of common stock held by Mr. Bourdeaux subject to options exercisable as of February 1, 2001 or within 60 days thereafter and 31,600 shares of restricted stock.

(10)
Includes 129,994 shares of common stock held by Mr. Boniface subject to options exercisable as of February 1, 2001 or within 60 days thereafter.

(11)
Includes 1,400 shares held in trusts for each of Mr. Schutz's two minor children. Excludes shares held by Centennial Ventures entities as described in footnote (2) above. None of the individual general partners of Centennial Holdings V, L.P, including Mr. Schutz, have authority to vote or dispose of shares held by Centennial Fund V, L.P. or Centennial Entrepreneurs Fund V, L.P., and none of the individual members of Centennial Holdings I, LLC, including Mr. Schutz, have authority to vote or dispose of shares held by Centennial Holdings I, LLC. As a result, Mr. Schutz disclaims beneficial ownership of the shares of common stock held by these funds.

(12)
Represents shares of common stock beneficially owned by DWS Capital LLC, an investment fund affiliated with Shorenstein Management, Inc., of which Mr. Yopes is an executive officer. Mr. Yopes disclaims beneficial ownership of the share of common stock held by this fund, except to the extent of his proportionate pecuniary interest in such fund.

(13)
Includes 39,375 shares of common stock held by Mr. McCarthy subject to options exercisable as of February 1, 2001 or within 60 days thereafter and 26,300 shares of restricted stock.

(14)
Includes 1,089,480 shares of common stock held by all directors and executive officers as a group subject to options exercisable as of February 1, 2001 or within 60 days thereafter.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our executive officers and directors, and persons who own more than 10% of a registered class of Cypress Communications' equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. During 2000, Mr. Blount inadvertently was late in filing his initial report on Form 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Certain of our directors are affiliated with certain of our principal stockholders. Mr. Schutz is a general partner of Centennial Holdings V, L.P. Mr. Egan is a general partner of Alta Communications. Mr. Halsted is an executive officer of Beacon Capital Partners. Mr. Hack is a member of Nassau Capital. Mr. Grafstein is a Managing Director of Gramercy Communications Partners.

    One of our directors, Mr. Yopes, is an executive officer of Shorenstein Management, Inc., a real estate services company. In December 1999, we issued 184,211 shares of our series C preferred stock to an investment fund affiliated with Shorenstein for $19 per share. Pursuant to the terms of the preferred stock (as adjusted to reflect the 4.5-for-1 stock split which occurred on February 8, 2000), each share of preferred stock automatically converted into 4.5 shares common stock upon the completion of our initial public offering on February 15, 2000. Beginning on December 2, 1999, we entered into license agreements with Shorenstein Company, L.P., a real estate investment company, and certain of Shorenstein's affiliates, under which we have obtained the right to install and operate our networks in 30 buildings representing approximately 13 million rentable square feet. Upon these agreements, we are required to pay Shorenstein, or the appropriate property owner, approximately 6% of the revenues generated from tenants in those buildings. In connection with these agreements, Shorenstein has acquired warrants to purchase up to 695,440 shares of our common stock at an exercise price of $4.22 per share. The warrants are exercisable for a period of ten years. In addition, on March 27, 2000, we entered into a lease agreement with Russ Building, a Shorenstein affiliate, under which we lease 14,328 square feet of office space within the Russ Building in San Francisco, California, and on May 18, 2000, we entered into a lease agreement with Shorenstein Realty Investors, L.P., a Shorenstein affiliate, under which we lease 3,734 square feet of office space within Phoenix Plaza Tower II in Phoenix, Arizona.

    On June 13, 2000, we paid one of our principal stockholders, Gramercy Communications Partners, $119,017 for consulting services performed for us by employees of Gramercy. As noted above, one of our directors, Mr. Grafstein, is a Managing Director of Gramercy.

    We believe that each of the transactions described above was entered into on terms no less favorable to us than could be obtained with non-affiliated parties. For all future transactions, we have adopted a conflict of interest policy whereby our Audit Committee will review the fairness of all material transactions between Cypress Communications and our officers, directors and other affiliates and will make recommendations after such review to the entire Board of Directors.

AUDIT COMMITTEE REPORT

    Our Board of Directors, in its business judgment, has determined that each member of the Audit Committee is "independent," in accordance with the listing standards of The NASDAQ Stock Market, Inc. The Audit Committee operates pursuant to an Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A. Our management is responsible for its internal accounting controls and the financial reporting process. Our independent accountants, Arthur Andersen LLP, are responsible for performing an audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes.

    In keeping with that responsibility, the Audit Committee has reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended December 31, 2000 with management and the independent accountants. In addition, the Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communications with Audit Committee," as currently in effect, and with management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent accountants their independence. The Audit Committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining independence between Cypress Communications and the independent accountants.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the auditors are in fact "independent."

    Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Cypress Communications be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the reappointment of the independent auditors and the Board of Directors concurred in such recommendation.

Submitted by the Audit Committee of the Board of Directors.

  Randall A. Hack
  John C. Halsted
  Laurence S. Grafstein

OTHER MATTERS

Independent Public Accountants

    The Board of Directors has selected the accounting firm of Arthur Andersen LLP to serve as the independent public accountants of Cypress Communications for the current fiscal year. Arthur Anderson LLP has served as our public accountants since July 1997. A representative of Arthur Andersen LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

    Audit Fees.  The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in our Forms 10-Q for that year were $120,000.

    Financial Information Systems Design and Implementation Fees.  During 2000, Arthur Andersen LLP did not bill Cypress Communications for any professional services with regard to financial information systems design and implementation.

    All Other Fees.  The aggregate fees billed for services rendered by Arthur Andersen LLP for 2000, other than the services described above, were $167,736.

Expenses of Solicitation

    The cost of solicitation of proxies will be borne by Cypress Communications. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by mail, facsimile, telephone, telegraph or other electronic media by one or more of our employees. Cypress Communications may also reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of shares of common stock.

Stockholder Proposals

    Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2002 annual meeting must be received in writing at our principal executive offices on or before December 31, 2001 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

    Any stockholder proposals intended to be presented at the 2002 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at our principal executive offices no later than March 8, 2002 nor prior to February 6, 2002, together with all supporting documentation required by our bylaws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

General

    The Board of Directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      ROBERT W. MCCARTHY
                      Secretary

Appendix A

Cypress Communications, Inc.

Audit Committee Charter

I. General Statement of Purpose

    The Audit Committee of the Board of Directors (the "Audit Committee") of Cypress Communications, Inc. (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II. Audit Committee Composition

    The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. Meetings

    The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. Audit Committee Activities

    The principal activities of the Audit Committee will generally include the following:

  A. Review of Charter

  •
  Review and reassess the adequacy of this Charter annually and, if necessary, submit changes to the Board for approval.

  B. Audited Financial Statements and Annual Audit

  •
  Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

  (i)
  the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

  (ii)
  the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

  (iii)
  major changes in and other questions regarding accounting and auditing principles and procedures; and

  (iv)
  the effectiveness of the Company's internal audit process (including evaluations of its Senior Accounting Executive and any other relevant personnel).

  •
  Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

  (i)
  any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

  (ii)
  any changes required by the auditor in the scope or performance of the Company's internal audit.

  •
  Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

  •
  Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual Report on Form 10-K.

  •
  Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

  •
  Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

  C. Unaudited Quarterly Financial Statements

  •
  Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

  D. Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  Recommend to the Board the appointment of the independent auditor.

  •
  Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

  •
  Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgement of the Audit Committee, recommend that the Board replace the independent auditor.

  •
  Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

  •
  Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

  E. Matters Relating to the Independence of the Audit Committee

  •
  Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

  F. General

  •
  The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

  •
  Perform such other oversight functions as may be requested by the Board.

  •
  In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  •
  Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

PROXY

CYPRESS COMMUNICATIONS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, MAY 22, 2001

    The undersigned hereby constitutes and appoints R. Stanley Allen and Robert W. McCarthy, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock of Cypress Communications, Inc. (the "Company") held of record by the undersigned as of the close of business on Friday, March 30, 2001, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Auditorium at Fourteen Piedmont Center, Atlanta, Georgia 30305 at 8:30 a.m., local time, on Tuesday, May 22, 2001, and at any adjournments or postponements thereof.

    When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted "FOR" the election of the three nominees of the Board of Directors listed in Proposal 1. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

    The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 2000 Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

    Please vote and sign on other side and return promptly in the enclosed envelope (which requires no postage if mailed within the United States).

SEE REVERSE SIDE	CONTINUED AND TO BE SINGED ON REVERSE SIDE	SEE REVERSE SIDE

Vote by Telephone		Vote by Internet
It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683)		It's fast, convenient and your vote is immediately confirmed and posted.
Follow these four easy steps:		Follow these four each steps:
1.	Read the accompanying Proxy Statement and Proxy Card	1.	Read the accompanying Proxy Statement and Proxy Card
2.	Call the toll free number 1-877-PRX-VOTE (1-877-779-8683).	2.	Go to the Website http://www.eproxyvote.com/cyco
3.	Enter your 14-digit Vote Control Number located on your Proxy Card above your name.	3.	Enter your 14-digit Vote Control Number located on your Proxy Card above your name.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.

Your vote is important!		Your vote is important!
Call 1-877-PRX-VOTE anytime!		Go to http://www.eproxyvote.com/cyco anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

DETACH HERE

/x/	Please mark votes as in this example.
The Board of Directors unanimously recommends a vote FOR the nominees.
1.	Election of three Class II Directors to serve until the 2004 Annual meeting and until their successors are duly elected and qualified.
Nominees:	(01) Laurence S. Grafstein, (02) Randall A. Hack, and (03) P. Eric Yopes
FOR / / / / WITHHOLD
FOR ALL EXCEPT / /
If you do not want your shares voted FOR a particular nominee, mark the FOR ALL EXCEPT box and write that nominee's name in the space provided above.	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	/ /
	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	/ /

Please sign your name exactly as shown. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, stating his or her title or authority.

Signature:                          Date:            Signature:                          Date:

QuickLinks

TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
PROPOSAL 1: ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants in Fiscal Year 2000
Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
COMPARISON OF 10 MONTH CUMULATIVE TOTAL RETURN* AMONG CYPRESS COMMUNICATIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ TELECOMMUNICATIONS INDEX
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
Beneficial Ownership Table
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
OTHER MATTERS
Appendix A Cypress Communications, Inc. Audit Committee Charter